GUARANTY AGREEMENT

         GUARANTY AGREEMENT dated as of November 16, 1998 from Star Medical Technologies, Inc., a California corporation (the "Guarantor") to Fleet National Bank (the "Bank").

                                   WITNESSETH:

         WHEREAS, Palomar Medical Technologies, Inc., a Delaware corporation (the "Borrower") wishes to enter into a letter agreement of even date herewith (as same may be from time to time amended, the "Loan Agreement") with the Bank; and

         WHEREAS, pursuant to the Loan Agreement, the Bank will establish a revolving credit facility for the Borrower and may make Revolving Loans (defined below) to the Borrower on the terms and conditions set forth therein and may also extend other credit facilities for the Borrower on the terms and conditions set forth therein; and

         WHEREAS, in order to induce the Bank to enter into the Loan Agreement and to make Revolving Loans under the Loan Agreement, the Borrower has agreed to obtain and deliver this Agreement; and

         WHEREAS, the Guarantor is a Subsidiary of the Borrower and benefits from the management, accounting and financial services provided the Borrower; and

         WHEREAS, the Bank's agreement to make Revolving Loans in accordance with the Loan Agreement is and will be beneficial to the Guarantor inasmuch as the Guarantor may receive certain proceeds thereof from the Borrower and will benefit from the financial strength of the Borrower;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set out respectively after each:

         "Agreement" - This Guaranty Agreement, as same may be from time to time amended.

         "Collateral" - As defined in the Loan Agreement.

         "Event of Default" - As defined in Section 5.01 below

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         "Guaranteed  Obligations"  - Any and all  indebtedness,  liabilities or obligations of the Borrower, whether joint or several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, to or for the benefit of the Bank, including, without limitation, those now or hereafter arising under any Loan Document.

         "Guarantor's Documents" - Collectively, this Agreement, the Guarantor's
Security   Agreement  and  the  Guarantor's   Intellectual   Property   Security
Agreements.

         "Guarantor's Intellectual Property Security Agreements" - Collectively, the collateral assignments and notices of collateral assignment from the Guarantor to the Bank relating to the Guarantor's registered trademarks, patents and copyrights, if any.

         "Guarantor's Security Agreement" - Collectively, that certain Inventory, Accounts Receivable and Intangibles Security Agreement and that certain Supplementary Security Agreement - Security Interest in Good and Chattels, each of even date herewith, from the Guarantor to the Bank.

         "Guaranty" - The guaranty of the Guarantor set forth in Article II.

         "Indebtedness" - As defined in the Loan Agreement.

         "Intellectual Property" - As defined in Subsection 3.01(j).

         "Loan Documents" - The Loan Agreement, the Revolving Note, the Security Agreements and any other instrument, document or other agreement relating to extension of financial accommodations or other banking services between the Borrower and the Bank or made by the Borrower in favor of the Bank, all whether now existing or hereafter entered into or delivered.

         "Person" - As defined in the Loan Agreement.

         "Prime Rate" - That variable rate of interest per annum designated by Fleet National Bank, from time to time, as being its prime rate of interest, with a change in the Prime Rate to take effect simultaneously with each change in such designated rate. It is understood that such designated prime rate is merely a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

         "Revolving Loans" - As defined in the Loan Agreement.

         "Revolving Note" - As defined in the Loan Agreement.

         "Security Agreements" - As defined in the Loan Agreement.


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         "Subsidiary" - As defined in the Loan Agreement, except that references in such definition to the "Borrower" will be deemed, for the purposes of this Agreement, to refer to the Guarantor.

         Section 1.02. Use of Defined Terms. Any defined term used in the plural preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

                                   ARTICLE II

                                    GUARANTY

         Section 2.01. Guaranty. In consideration of the Bank entering into the Loan Agreement and making Revolving Loans to the Borrower pursuant to the Loan Agreement, the Guarantor hereby guaranties to the Bank the due and punctual payment and performance of all of the Guaranteed Obligations, as and when the same shall become due and payable, whether on demand or at maturity, by declaration or otherwise, according to the terms thereof, and all losses, costs, expenses and reasonable attorneys' fees and disbursements incurred by reason of a default under any of said Guaranteed Obligations. In case of failure by the Borrower punctually to pay any of the Guaranteed Obligations, the Guarantor unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by the Borrower. This Guaranty is an absolute, unconditional, unlimited and continuing guaranty of the full and punctual payment and performance by the Borrower of the Guaranteed Obligations and not merely of their collectibility and is in no way conditioned upon any requirement that the Bank first collect or attempt to collect the Guaranteed Obligations or any portion thereof from the Borrower or from any other guarantor of any of same or resort to any security or other means of obtaining payment of any of the Guaranteed Obligations which the Bank now has or may acquire after the date hereof, or upon any other contingency whatsoever. Upon and during the continuance of any Event of Default (as defined herein), all liabilities and obligations of the Guarantor to the Bank, hereunder or otherwise, shall at the option of the Bank, become forthwith due and payable to the Bank without further demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

         Section 2.02. Guarantor's Further Agreements to Pay. The Guarantor further agrees, as principal obligor and not as guarantor, to pay to the Bank forthwith upon demand, in funds immediately available to the Bank, all costs and expenses (including court costs and reasonable attorneys' fees and disbursements) incurred or expended by the Bank in connection with this Guaranty and the enforcement hereof, together with interest on any sum now or hereafter payable by the Guarantor under this Agreement, such interest to accrue from the date of any demand for payment of such sum to the date of payment. Such interest will be payable at the rate set forth in Section 6.04 below.

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         Section 2.03.  Bank's  Freedom to Deal with Borrower and Other Parties.
The Bank shall be at liberty, without giving notice to or obtaining the assent of the Guarantor and without relieving the Guarantor of any liability hereunder, to deal with the Borrower and with each other party who now is or after the date hereof becomes liable in any manner for any of the Guaranteed Obligations in such manner as the Bank in its sole discretion deems fit. The Bank has full authority in its sole discretio to do any or all of the following things, none of which shall discharge or affect the Guarantor's liability hereunder: (i) extend credit, make loans and afford other financial accommodations to the Borrower at such times, in such amounts and on such terms as the Bank may approve; (ii) modify, amend, vary the terms and grant extensions or renewals of any present or future indebtedness or of all or any of the Guaranteed Obligations or any instrument relating to or securing same, and, without limitation, this Guaranty shall survive payment of the Revolving Note; (iii) grant time, waivers and other indulgences in respect thereto; (iv) vary, exchange, release or discharge, wholly or partially, or delay or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Guaranteed Obligations which the Bank now has or acquires after the date hereof; (v) take or omit to take any of the actions referred to in any Loan Document or other instrument evidencing, securing or relating to any of the Guaranteed Obligations or any actions under this Guaranty; (vi) fail, omit or delay to enforce, assert or exercise any right, power or remedy conferred on the Bank in this Guaranty or in any other Loan Document or other instrument evidencing, securing or relating to any of the Guaranteed Obligations or take or refrain from taking any other action; (vii) accept partial payments from the Borrower or any other party; (viii) release or discharge, wholly or partially, the Borrower, any endorser or any guarantor, or accept additional collateral for the payment of any Guaranteed Obligations; (ix) compromise or make any settlement or other arrangement with the Borrower or any such other party; and (x) consent to and participate in the proceeds of any assignment, trust or mortgage for the benefit of creditors.

         Section 2.04. Unenforceability of Guaranteed Obligations; Invalidity of Security or Other Guaranties. If for any reason now or hereafter the Borrower has no legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Guaranteed Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal debtor on all such Guaranteed Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Guaranteed Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. The liability of the Guarantor under this Guaranty shall remain in full force and effect until payment and performance in full of all of the Guaranteed Obligations. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Bank, upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

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         Section 2.05.  Waivers by Guarantor.  The Guarantor  waives:  notice of acceptance hereof and reliance hereon, notice of any action taken or omitted by the Bank in reliance hereon, any requirement that the Bank be diligent or prompt in making demands hereunder, any requirement as to any presentment, demand, protest, giving notice of any default by the Borrower or asserting any other right of the Bank hereunder and all demands, notices (other than any demands and notices which are specifically provided for in the Loan Agreement) and all suretyship defenses generally. The Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available in respect of the Guarantor's obligations hereunder by virtue of any statute of limitations, valuation, stay, homestead or moratorium law or other similar law now or hereafter in effect.

         Without limiting the generality of the foregoing provisions of this Guaranty, the liability of the Guarantor shall not be released, discharged or otherwise affected by:

         (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or any other guarantor of any of the Guaranteed Obligations;

         (ii) any change in the time, manner, amount or place of payment of any Guaranteed Obligation or any modification or amendment of or supplement to any Loan Document or this Agreement;

         (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower, the Guarantor or any other guarantor of any of the Guaranteed Obligations;

         (iv) any change in the legal existence, structure, record or beneficial ownership or control of the Borrower or the Guarantor or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any such Person or its assets;

         (v) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Borrower, the Bank or any other guarantor of any of the Guaranteed Obligations or any other Person, whether or not arising in connection with this Agreement;

         (vi) any invalidity or unenforceability relating to or against the Borrower or the Guarantor for any reason under any Loan Document or under this Agreement; or any provision of applicable law or regulation purporting to prohibit the payment by any Person of the principal of or interest on the Revolving Note or any other amount payable under any Loan Document or this Agreement; or

         (vii) any other act or omission to act or delay of any kind by the Borrower, the Bank or any other Person or any other circumstances whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

         Section 2.06. Subrogation. Unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full and all commitments for further extensions of credit to the Borrower by the Bank shall have been terminated, the Guarantor hereby irrevocably and unconditionally waives enforcement of any and all rights of subrogation, contribution or similar rights which, but for this Section 2.06, the Guarantor might otherwise have in relation to the Borrower or any other guarantor as a result of this Agreement. No right of subrogation, contribution or any similar right will in any event be deemed to give the Guarantor any claim against the Bank on account of the Bank's release, failure to perfect or other dealing or failing to deal with any collateral or with any Person, even if the value of such subrogation, contribution or similar rights is thereby diminished or jeopardized.

         Section 2.07. No Contest with Bank. No set-off, counterclaim, reduction or diminution of any obligation, or any claim or defense of any kind or nature which the Guarantor has or may have against the Borrower, any other guarantor or the Bank shall be available hereunder to the Guarantor. The Guarantor will not, in any proceedings under the Bankruptcy Code or insolvency proceedings of any nature, prove in competition with the Bank in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the Borrower or the benefit of any other security for any Guaranteed Obligation which, now or hereafter, the Guarantor may hold in competition with the Bank.

         Section 2.08. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under any Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Guaranty shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Bank.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01. General Representations and Warranties. The Guarantor hereby represents and warrants that:

         (a) The Guarantor (i) is a corporation duly incorporated, validly existing and in good standing under the laws of California, (ii) has full corporate power and authority to own its assets and to transact the business in which it is now engaged, to grant the security interests contemplated by the Guarantor's Security Agreement and the Guarantor's Intellectual Property Security Agreements, and to enter into and perform this Agreement and the other Guarantor's Documents, and (iii) is duly qualified to do business and in good standing under the laws of each jurisdiction in which failure to be so qualified could have a material adverse effect on the business, prospects or condition of the Guarantor, all such jurisdictions being listed on item 3.01(a) of the attached Disclosure Schedule. At the date hereof, the Guarantor has no Subsidiaries. The Guarantor is not a member of any partnership or a joint venture, except as shown on said item 3.01(a) of the attached Disclosure Schedule. The Guarantor is a Subsidiary of the Borrower and, at the date of this Agreement, is wholly-owned by the Borrower (save for certain stock options held by officers and employees of the Guarantor and shares issued upon the exercise of stock options).

         (b) The execution, delivery and performance by the Guarantor of this Agreement do not and will not:

                  (i) require any consent or approval of the Guarantor's stockholders;

                  (ii) contravene its charter documents or by-laws;

                  (iii) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor;

                  (iv) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor's properties may be bound or affected; or

                  (v) result in, or require, the creation or imposition of any lien, security interest or other encumbrance (other than in favor of the Bank) upon or with respect to any of the properties now owned or hereafter acquired by the Guarantor.

         (c) This Agreement and the other Guarantor's Documents have been duly authorized by the Guarantor by all appropriate corporate proceedings, have been duly executed and delivered on behalf of the Guarantor and each is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its respective terms, except as enforceability may be limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors and by rules of law governing specific performance, injunctive relief and other equitable remedies.

         (d) Except as described on item 3.01(d) of the attached Disclosure Schedule, there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any Subsidiary of the Guarantor before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could hinder or prevent the consummation of the transactions contemplated hereby or call into question the validity of this Agreement or any of the other Guarantor's Documents or any other instrument provided for or contemplated by this Agreement or any of the other Guarantor's Documents or any action taken or to be taken in connection with the transactions contemplated hereby or thereby or which in any single case or in the aggregate might result in any material adverse change in the business, prospects, condition, affairs or operations of the Guarantor or any such Subsidiary.

         (e) The Guarantor is not in violation of any term of its charter or by-laws as now in effect. Neither the Guarantor nor any Subsidiary of the Guarantor is in material violation of any term of any mortgage, indenture or judgment, decree or order, or any other instrument, contract or agreement to which it is a party or by which any of its property is bound.

         (f) The Guarantor has filed (and has caused each Subsidiary of the Guarantor to file) all federal, state and local tax returns, reports and estimates required to be filed by the Guarantor or by any such Subsidiary. All such filed returns, reports and estimates and have been completed in accordance with applicable law and the Guarantor (or the Subsidiary concerned, as the case may be) has paid all taxes, assessments, impositions, fees and other governmental charges required to be paid in respect of the periods covered by such returns, reports or estimates. No deficiencies for any tax, assessment or governmental charge have been asserted or assessed, and the Guarantor knows of no material tax liability or basis therefor.

         (g) The Guarantor is in compliance with (and each Subsidiary of the Guarantor is in compliance with) all requirements of law, federal, state and local, and all requirements of all governmental bodies or agencies having jurisdiction over it, the conduct of its business, the use of its properties and assets, and all premises occupied by it, failure to comply with which could (singly or in the aggregate with all other such failures) have a material adverse effect upon the assets, business, financial condition or prospects of the Guarantor or any such Subsidiary. Without limiting the foregoing, the Guarantor has all the franchises, licenses, leases, permits, certificates and authorizations needed for the conduct of its business and the use of its properties and all premises occupied by it, as now conducted, owned and used and as proposed to be conducted, owned and used.

         (h) The Guarantor is a Subsidiary of the Borrower and receives management, accounting and financial services from the Borrower and may receive funding from the Borrower. The continued financial strength of the Borrower and, in particular, its financing arrangements with the Bank are thus of direct and substantial benefit to the Guarantor and the execution and delivery of this Agreement is a substantial inducement for the Bank to continue and amend such financing arrangements. The Guarantor has determined the execution, delivery and performance of this Agreement to be necessary and convenient to the conduct, promotion and attainment of the business of the Guarantor and the Borrower.

         (i) The principal place of business and chief executive offices of the Guarantor are located at 1249 Quarry Lane, Pleasanton, CA 94566. All of the books and records of the Guarantor are located at said address. Except as described on item 3.01(i) of the attached Disclosure Schedule, no assets of the Guarantor are located at any other address. Said item 3.01(i) of the attached Disclosure Schedule sets forth the names and addresses of the record owners of all premises where any material amount of Collateral owned by the Guarantor is located.

         (j) The Guarantor owns or has a valid right to use all of the patents, licenses, copyrights, trademarks, trade names and franchises ("Intellectual Property") now being used to conduct its business, as described on item 3.01(j) of the attached Disclosure Schedule. None of the Intellectual Property owned by the Guarantor is represented by a registered copyright, trademark, patent or other federal or state registration, except as shown on said item 3.01(j). To the best knowledge of the Guarantor, the conduct of the Guarantor's business as now operated does not conflict with valid patents, licenses, copyrights, trademarks, trade names or franchises of others in any matter that could materially adversely affect the business, prospects, assets or donation, financial or otherwise, of the Guarantor.

         (k) None of the executive officers or key employees of the Guarantor is subject to any agreement in favor of anyone other than the Guarantor which limits or restricts that person's right to engage in the type of business activity conducted or proposed to be conducted by the Guarantor or which grants to anyone other than the Guarantor any rights in any inventions or other ideas susceptible to legal protection developed or conceived by any such officer or key employee.

         (l) The Guarantor is not a party to any contract or agreement which now has or, as far as can reasonably be foreseen by the Guarantor at the date hereof, may have a material adverse effect on the financial condition, business, prospects or properties of the Guarantor.

         (m) After giving effect to this Agreement and the transactions contemplated hereby, the Guarantor (A) is and will be able to pay its debts as they become due, (B) has and will have funds and capital sufficient to carry on its business as now conducted or as contemplated to be conducted, (C) owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts as they become due, and
(D) is not insolvent and will not be rendered insolvent as determined by applicable law, after taking into account the reasonable likelihood of payments being required hereunder.

                                   ARTICLE IV

                                    COVENANTS

         Section 4.01. Affirmative Covenants and Reporting Requirements. So long as the Loan Agreement is in effect and/or any of the Guaranteed Obligations remain outstanding, the Guarantor will duly and promptly perform and observe each provision contained in Article III of the Loan Agreement which may relate to the Guarantor as a Subsidiary of the Borrower (said Article III, together with any related definitions, being deemed incorporated herein by this reference). Further, and without limitation of the foregoing, so long as the Loan Agreement is an effect and/or any of the Guaranteed Obligations remain outstanding:

         (a) The Guarantor will maintain and preserve (and will cause each Subsidiary of the Guarantor to maintain and preserve) all of its properties in good working order and condition, making all necessary repairs thereto and replacements thereof. The Guarantor will maintain, with financially sound and reputable insurers, insurance with respect to its property and business against such liabilities, casualties and contingencies and of such types and in such amounts as shall be reasonably satisfactory to the Bank from time to time and in any event all such insurance as may from time to time be customary for companies conducting a business similar to that of the Guarantor in similar locales, with the Bank to be named as first loss payee on all policies relating to any Collateral; provided, however, that so long as no Event of Default under the Loan Agreement has occurred and is continuing, (i) returned and unearned premiums may be paid directly to and may be retained by the Guarantor and (ii) insurance proceeds from any casualty damages totalling $50,000 or less may be paid directly to and may be retained by the Guarantor.

         (b) The Guarantor will perform and fulfill all material covenants and agreements under any lease or real estate, agreements relating to purchase money debt, equipment leases and other material contracts. The Guarantor will maintain in full force and effect, and comply with the terms and conditions of, all permits, permissions and licenses necessary or desirable for its business.

         (c) The Guarantor will conduct, in the ordinary course, the business in which it is presently engaged. The Guarantor will not, without the prior written consent of the Bank, directly or indirectly (itself or through any Subsidiary), enter into any other lines of business or business ventures.

         (d) The Guarantor will furnish to the Bank:

                  (i) Promptly after receipt, a copy of all audits or reports submitted to the Guarantor by independent public accountants in connection with any annual, special or interim audit of the books of the Guarantor and any "management letter" prepared by such accountants.

                  (ii) As soon as possible and in any event within five days of the occurrence of any Event of Default or any event which, with the giving of notice or passage of time or both, would constitute an Event of Default, the statement of the Guarantor setting forth details of such Event of Default or event and the action which the Guarantor proposes to take with respect thereto.

                  (iii) Promptly (and in any event within 30 days) after service of legal process upon the Guarantor or the Guarantor otherwise having notice thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, to which the Guarantor or any Subsidiary of the Guarantor is a party; provided, however, that the Guarantor will not be deemed required by this clause (iii) to give notice of any such action, suit or proceeding filed against the Guarantor or any such Subsidiary which seeks monetary damages only in an amount of $100,000 or less.

                  (iv) Promptly upon applying for, or being granted, a federal or state registration for any copyright, trademark or patent or purchasing any registered copyright, trademark or patent, written notice to the Bank describing same, together with all such documents as may be required to give the Bank a fully perfected first priority security interest in each such copyright, trademark or patent.

                  (v) Promptly after the Guarantor has knowledge thereof, written notice of any development or circumstance which may reasonably be expected to have a material adverse effect on the Guarantor or its business, properties, assets, Subsidiaries or condition, financial or otherwise.

                  (vi) Promptly upon request, such other information respecting the financial condition, operations, receivables, inventory, machinery or equipment of the Guarantor or any Subsidiary of the Guarantor as the Bank may from time to time reasonably request.

         (e) The Guarantor will maintain (and cause each of its Subsidiaries to maintain) complete and fairly stated books, records and accounts which will at all times fairly reflect all of its transactions in accordance with generally accepted accounting principles consistently applied. The Guarantor will, at any reasonable time and from time to time upon reasonable notice and during normal business hours (and at any time and without any necessity for notice following the occurrence of an Event of Default), permit the Bank, and any agents or representatives thereof, to examine and make copies of and take abstracts from the records and books of account of, and visit the properties of the Guarantor and any of its Subsidiaries, and to discuss its affairs, finances and accounts with its officers, directors and/or independent accountants, all of whom are hereby authorized and directed to cooperate with the Bank in carrying out the intent of this Subsection 3.01(e). Each financial statement of the Guarantor hereafter delivered pursuant to this Agreement will be complete and will fairly present the financial condition of the Guarantor as at the date thereof and for the periods covered thereby.

         (f) Prior to the Bank making the first Revolving Loan, the Guarantor will obtain, and will thereafter maintain in effect at all times, waivers from the owners of all premises in which any material amount of Collateral is located, such waivers to be in form and substance satisfactory to the Bank.

         (g) The Guarantor will review the software which it uses in its business (and which its Subsidiaries use in their respective businesses) for "Year 2000" compliance. The Guarantor will, on or before June 30, 1999, have completed all steps necessary to assure that such software will continue to function in the manner intended without interruption or other difficulty resulting from the "Year 2000 problem". The Guarantor will, at the request of the Bank, provide such reports and such other information as the Bank may reasonably request in respect of the Guarantor's program to assure such Year 2000 compliance.

         (h) As used herein, the term "Star Transaction" has the meaning ascribed to that term in the Loan Agreement. The Guarantor presently intends to complete the Star Transaction and to receive the proceeds thereof (in the amount described in Section 3.11 of the Loan Agreement) on or before March 31, 1999. The Bank agrees that if the Star Transaction is consummated and such proceeds are received on or prior to March 31, 1999, the Bank will, upon the payment of so much of the Revolving Loans as may be required so that the Aggregate Bank Liabilities (as defined in the Loan Agreement) will not exceed the Borrowing Base (as defined in the Loan Agreement) calculated without reference to any receivables of Star, release the Guarantor's Security Agreement and the Guarantor's Intellectual Property Security Agreements and terminate the within Guaranty and release any other obligations of Star to the Bank arising under or in connection with the Loan Agreement.

         Section 4.02. Negative Covenants. So long as the Loan Agreement is in effect and/or any of the Guaranteed Obligations remain outstanding, the Guarantor will not take or omit to take any action or suffer to exist any event or circumstance which would be a breach of any of the provisions of Article IV of the Loan Agreement which may relate to the Guarantor as a Subsidiary of the Borrower (said Article IV, together with any related definitions, being deemed incorporated herein by this reference). Further, and without limitation of the foregoing, so long as the Loan Agreement is in effect and/or any of the Guaranteed Obligations remain outstanding:

         (a) The Guarantor will not, without the prior written consent of the Bank, form or acquire any Subsidiary or make any other acquisition of the stock of any Person or of all or substantially all of the assets of any other Person. The Guarantor will not become a partner in any partnership.

         (b) The Guarantor will not, without the prior written consent of the Bank, merge or consolidate with any Person or sell, lease, transfer or otherwise dispose of any material portion of its assets (whether in one or more transactions), other than (i) sale of inventory in the ordinary course, (ii) the sale of the Guarantor to Coherent, Inc. pursuant to the Star Transaction on or before March 31, 1999 and (iii) a sale or transfer of any Intellectual Property of the Guarantor so long as (A) such sale or transfer could not have a materially adverse effect on the business, condition or prospects of the Guarantor and (B) the Guarantor gives the Bank not less than 20 days' prior written notice of each such sale or transfer, in such detail as shall be reasonably acceptable to the Bank. The Bank specifically acknowledges that this Agreement contemplates and permits the sale of the Guarantor to Coherent, Inc. pursuant to the Star Transaction on or before March 31, 1999, with the Bank's security interests in the Guarantor's assets to be released under the circumstances described in Subsection 4.01(h).

         (c) The Guarantor will not, without the prior written consent of the Bank, enter into any transaction, including, without limitation, the purchase, sale or exchange of any property or the rendering of any service, with any affiliate of the Guarantor, except in the ordinary course of and pursuant to the reasonable requirements of the Guarantor's business and upon fair and reasonable terms no less favorable to the Guarantor than would be obtained in a comparable arms'-length transaction with any Person not an affiliate; provided that nothing in this Subsection shall be deemed to prohibit the payment of salary or other similar  payments  to any  officer  or  director  of the  Guarantor  at a  level consistent  with the  salary and other  payments  being paid at the date of this Agreement, nor to prevent the hiring of additional officers at a salary level consistent with industry practice, nor to prevent reasonable periodic increases in salary. For the purposes of this Agreement, "affiliate" means any Person which, directly or indirectly, controls or is controlled by or is under common control with the Guarantor; any officer or director or former officer or director of the Guarantor; any Person owning of record or beneficially, directly or indirectly, 5% or more of any class of capital stock of the Guarantor or 5% or more of any class of capital stock or other equity interest having voting power (under ordinary circumstances) of any of the other Persons described above; and any member of the immediate family of any of the foregoing. "Control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of any Person, whether through ownership of voting equity, by contract or otherwise.

         (d) The Guarantor will not change its name or legal structure, nor will the Guarantor move its chief executive offices or principal place of business from the address described in the first sentence of Subsection 3.01(i) above, nor will the Guarantor remove any books or records from such address, nor will the Guarantor keep any Collateral belonging to the Guarantor at any location other than the premises described in Subsection 3.01(i) above without, in each instance, giving the Bank at least 30 days' prior written notice and providing all such financing statements, certificates and other documentation as the Bank may request in order to maintain the perfection and priority of the security interests granted or intended to be granted pursuant to the Guarantor's Security Agreement.

         (e) Except as provided below, the Guarantor will not dispose of or suffer or permit to exist any hazardous material or oil on any site or vessel owned, occupied or operated by the Guarantor or any Subsidiary of the Guarantor, nor shall the Guarantor store (or permit any Subsidiary to store) on any site or vessel owned, occupied or operated by the Guarantor or any such Subsidiary, or transport or arrange the transport of, any hazardous material or oil (the terms "hazardous material", "oil", site" and "vessel", respectively, being used herein with the meanings given those terms in Mass. Gen. Laws, Ch. 21E or any comparable terms in any comparable statute in effect in any other relevant jurisdiction). The Guarantor shall provide the Bank with written notice of (i) the intended storage or transport of any hazardous material or oil by the Guarantor or any Subsidiary of the Guarantor, (ii) any known release or known threat of release of any hazardous material or oil at or from any site or vessel owned, occupied or operated by the Guarantor or any Subsidiary of the Guarantor, and (iii) any incurrence of any expense or loss by any government or governmental authority in connection with the assessment, containment or removal of any hazardous material or oil for which expense or loss the Guarantor or any Subsidiary of the Guarantor may be liable. Notwithstanding the foregoing, the Guarantor and its Subsidiaries may use, store and transport, and need not notify the Bank of the use, storage or transportation of, (x) oil in reasonable quantities, as fuel for heating of their respective facilities or for vehicles or machinery used in the ordinary course of their respective businesses and (y) hazardous materials that are solvents, cleaning agents or other materials used in the ordinary course of the respective business operations of the Guarantor and its Subsidiaries, in reasonable quantities, as long as in any case the Guarantor or the Subsidiary concerned (as the case may be) has obtained and maintains in effect any necessary governmental permits, licenses and approvals, complies with all requirements of applicable federal, state and local law relating to such use, storage or transportation, follows the protective and safety procedures that a prudent businessperson conducting a business the same as or similar to that of the Guarantor or such Subsidiary (as the case may be) would follow, and disposes of such materials (not consumed in the ordinary course) only through licensed providers of hazardous waste removal services.

                                    ARTICLE V

                              DEFAULT AND REMEDIES

         Section 5.01. Events of Default. An Event of Default will be deemed to have occurred under this Agreement upon the occurrence of any one or more of the following:

         (i) The Guarantor shall fail to make any monetary payment hereunder when due; or

         (ii) Any representation or warranty of the Guarantor contained herein shall at any time prove to have been incorrect in any material respect when made; or

         (iii) The Guarantor shall fail to perform or observe any obligation or agreement under Subsection 4.01(d) or any provision of Section 4.02; or

         (iv) The Guarantor shall default in the performance or observance of any obligation or agreement under the first sentence of Section 4.01 (to the extent that same incorporates by reference Section 3.1 and Section 3.3 of the Loan Agreement) and such failure continues uncured for 30 days after the Guarantor first knows of (or reasonably should know of) such default or of the events or circumstances giving rise to such default; or

         (v) The Guarantor shall fail to perform or observe any other obligation or agreement contained herein and such failure shall continue uncured for 30 days after notice thereof shall have been given to the Guarantor; or

         (vi) For any reason, the Guarantor shall cease to be 100% owned by the Borrower, except due to the consummation of the Star Transaction under the conditions contemplated by Subsection 4.01(h) above and except for the above-described stock options held by officers and employees and any shares issued upon exercise of same; or

         (vii) Any "Event of Default" (as defined in the Loan Agreement) shall occur and shall continue uncured beyond the expiration of any applicable notice and/or grace period.

         Section 5.02. Rights and Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter during the continuance thereof, in addition to any other rights and remedies available to the Bank hereunder or otherwise, the Bank may exercise any one or more of the following rights and remedies (all of which shall be cumulative):

         (a) Enforce the provisions of this Agreement by legal proceedings for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy, and the Bank may recover damages caused by any breach by the Guarantor of the provisions of this Agreement, including court costs, reasonable attorneys' fees and other reasonable costs and expenses incurred in the enforcement of the obligations of the Guarantor hereunder.

         (b) Exercise all rights and remedies hereunder, under the Loan Documents, and under any other agreement with the Bank, and exercise all other rights and remedies which the Bank may have under applicable law.

         Section 5.03. Set-off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default and during the continuance thereof, the Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Guarantor or to any other Person, all of which are hereby expressly waived, to set off and to appropriate and apply any and all deposits and any other Indebtedness at any time held or owing by the Bank or any affiliate of the Bank to or for the credit or the account of the Guarantor against and on account of the obligations and liabilities of the Guarantor to the Bank, under this Agreement or otherwise, irrespective of whether or not the Bank shall have made any demand for payment and although said obligations, liabilities or claims, or any of them, may then be contingent or unmatured and without regard for the availability or adequacy of other collateral. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES ANY OF THE GUARANTEED OBLIGATIONS PRIOR TO THE EXERCISE BY THE BANK OF ITS RIGHT OF SET-OFF UNDER THIS SECTION ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.01. No Waiver; Cumulative Remedies. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or otherwise available to the Bank. Such remedies may be exercised without resort or regard to the other source of satisfaction of any liabilities of the Guarantor to the Bank. The provisions of this Agreement are not limited by nor in the limitation of any additional or inconsistent provisions contained in the Loan Agreement or elsewhere. No right of subrogation, contribution or any similar rights will in any event be deemed to give the Guarantor any cause of action against the Bank or any of its officers, employees or agents for any act or omission on the part of the Bank; the Bank may, without liability, release or fail to perfect any security interest and may take or omit to take any action under any of the Loan Documents, even if same would reduce the value of the Guarantor's subrogation or similar rights.

         Section 6.02. Amendments, Waivers and Consents. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally. Any such amendment, waiver, discharge or termination must be in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 6.03. Addresses for Notices, etc. Except as otherwise expressly provided in this Agreement, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be mailed or delivered to the applicable party at the address indicated below:

         If to the Guarantor:

              Star Medical Technologies, Inc.
              c/o Palomar Medical Technologies, Inc.
              45 Hartwell Avenue
              Lexington, MA  02421
              Attention:  Paul S. Weiner, Director of Finance

              with a copy so mailed or delivered to:

              Palomar Medical Technologies, Inc.
              45 Hartwell Avenue
              Lexington, MA  02421
              Attention:  General Counsel

         If to the Bank:

              Fleet National Bank
              High Technology Division
              One Federal Street
              Mail Stop:  MA OF DO7A
              Boston, MA  02110
              Attention:  Lucie Burke, Vice President

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. Except as otherwise provided herein, all such notices, requests, demands and other communications shall be deemed delivered on the earlier of (i) the date received or (ii) the date of delivery, refusal or non-delivery indicated on the return receipt if deposited in the United States mails, sent postage prepaid, registered or certified mail, return receipt requested, postage and registration or certification charges prepaid, addressed as aforesaid.

         Section 6.04. Costs, Expenses and Taxes. The Guarantor agrees to pay on demand all costs and expenses (including, without limitation, reasonable legal fees) of the Bank in connection with the preparation, execution and delivery of this Agreement and all other instruments and documents to be delivered hereunder and any amendments or modifications of any of the foregoing, or in connection with the examination, review or administration of any of the foregoing, as well as the costs and expenses (including, without limitation, the reasonable fees and expenses of legal counsel) incurred by the Bank in connection with preserving, enforcing or exercising any rights or remedies under this Agreement and all other instruments and documents to be delivered hereunder, all whether or not legal action is instituted. In addition, the Guarantor shall be obligated to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and all other instruments and documents to be delivered hereunder, and the Guarantor agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. Any fees, expenses or other charges which the Bank is entitled to receive from the Guarantor hereunder shall bear interest from the date of demand for payment until paid at the lesser of (i) a fluctuating rate per annum which shall at all times be equal to the sum of four (4%) percent per annum plus the Prime Rate or
(ii) the maximum rate permitted by then applicable law.

         Section 6.05. Representations and Warranties. All covenants, agreements, representations and warranties made herein or in any other document delivered by or on behalf of the Guarantor pursuant to or in connection with this Agreement are material and shall be deemed to have been relied upon by the Bank, notwithstanding any investigation heretofore or hereafter made by the Bank and shall survive the making of the Revolving Loans as contemplated in the Loan Agreement, and shall continue in full force and effect so long as any of the Guaranteed Obligations remain outstanding and unpaid or any facility for the making of loans to the Borrower remains in effect.

         Section 6.06. Binding Effect; Assignment. This Agreement shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. The Guarantor may not assign this Agreement or any rights hereunder without the express written consent of the Bank.

         Section 6.07. Reproduction of Agreement. This Agreement and all other instruments, documents and papers which relate thereto which have been or may be hereafter furnished to the Bank may be reproduced by the Bank by any photographic, photostatic, micro-card, miniature photographic, xerographic or similar process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether o not such reproduction was made in the regular course of business).

         Section 6.08. Consent to Jurisdiction. The Guarantor irrevocably submits to the non-exclusive jurisdiction of any Massachusetts court or any federal court sitting within The Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement. The Guarantor agrees that final judgment in any such suit, action or proceeding brought in such a court shall be enforced in any court of proper jurisdiction by a suit upon such judgment, provided that service of process in such action, suit or proceeding shall have been effected upon the Guarantor in one of the manners specified in the following paragraph of this Section 6.08 or as otherwise permitted by law.

         The Guarantor hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph of this Section 6.08 either (i) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its at its address set forth in Section 6.03 or (ii) by serving a copy thereof upon it at its address set forth in Section 6.03. The Guarantor agrees that such service shall
(x) be deemed in every respect effective service upon such Guarantor in any such suit, action or proceeding and (y) to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Guarantor.

         Section 6.09. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts.

         Section 6.10. Severability. In the event that any provision of this Agreement or the application thereof to any Person, property or circumstances shall be held to any extent to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to Persons, properties or circumstances other than those as to which it has been held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         Section 6.11. Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 6.12. WAIVER OF JURY TRIAL. THE GUARANTOR AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY MUTUALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS OR OUT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ENTER INTO THE LOAN AGREEMENT AND TO MAKE LOANS TO THE BORROWER AS CONTEMPLATED THEREIN.

         Section 6.13. Guarantor's Security Agreement. (a) The Guarantor acknowledges and agrees that the "Obligations" described in and secured by the Guarantor's Security Agreement include, without limitation, all of the obligations of the Guarantor under this Agreement.


         (b) The Guarantor's Security Agreement is hereby modified to provide as follows:

                  (i) That the "Collateral" subject thereto includes, without limitation and in addition to the Collateral described therein, all of the Guarantor's files, books and records (including, without limitation, all electronically recorded data) all whether now owned or existing or hereafter acquired, created or arising. The Guarantor hereby grants to the Bank a security interest in all such Collateral in order to secure the full and prompt payment and performance of all of the aforesaid Obligations.

                  (ii) That, upon the occurrence of any Event of Default, the Bank may, at any time, notify account debtors of the Guarantor that the Collateral has been assigned to the Bank and that payments by such account debtors shall be made directly to the Bank. At any time after the occurrence of an Event of Default, the Bank may collect the Guarantor's receivables, or any of same, directly from account debtors and may charge the collection costs and expenses to the Guarantor.

         IN WITNESS WHEREOF, the Guarantor has executed this Agreement, as an instrument under seal, as of the day and year first above written.


                                                 STAR MEDICAL TECHNOLOGIES, INC.


                                                 By:  /s/ Joseph P. Caruso
                                                      --------------------------
                                                      Name:   Joseph P.Caruso
                                                      Title:  Vice President of
                                                              Finance

                               DISCLOSURE SCHEDULE


Item 3.01(a) - Jurisdictions where Guarantor is qualified;
               Subsidiaries; Partnerships

                  Star is qualified only in California.

Item 3.01(d) - Litigation

                  None.

Item 3.01(i) - Locations of Collateral; record owners

                  See Section 2.1(j) of Disclosure Schedule attached to Letter Agreement between Palomar Medical Technologies, Inc. and Fleet National Bank.

Item 3.01(j) - Intellectual Property

                  See Section 2.1(k) of Disclosure Schedule attached to Letter Agreement between Palomar Medical Technologies, Inc. and Fleet National Bank.